UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported):  August 28, 2009

GSI Technology, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33387	77-0398779
(State or other jurisdiction of	(Commission File No.)	(I.R.S. Employer Identification
incorporation)		No.)

2360 Owen Street
Santa Clara, California  95054
(Address of principal executive offices)

Registrant’s telephone number, including area code:
(408) 980-8388

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Current Report on Form 8-K/A (“Amendment No. 1”) is being filed to amend and supplement Item 9.01 of the Current Report on Form 8-K filed by GSI Technology, Inc. (the “Company”) on August 31, 2009 (the “Initial Filing”), to include historical financial statements of the SRAM memory device product line of Sony Corporation and its affiliated companies (collectively, “Sony”), including Sony Electronics Inc. (“SEL”), a wholly owned subsidiary of Sony Corporation and the unaudited pro forma financial information required pursuant to Article 11 of Regulation S-X.  The Company acquired substantially all of the assets of the Sony SRAM memory device product line (the “SRAM Business”) on August 28, 2009.

The information previously reported in the Initial Filing is incorporated by reference into this Amendment No. 1.  The other items of and exhibits to the Initial Filing remain unchanged and are not amended hereby.

Item 9.01  Financial Statements and Exhibits

(a)  Financial Statements of Business Acquired

Historically, Sony did not prepare audited financial statements for the SRAM Business because it was a part of Sony’s semiconductor business group and was not operated and managed on a stand-alone basis.  Accordingly, it is impracticable to prepare full financial statements for the SRAM Business as required by Rule 3-05 of Regulation S-X.  Pursuant to a request filed by the Company with the Securities and Exchange Commission (the “SEC”), the Staff of the SEC has advised the Company that it will not object to the Company filing audited annual statements of assets acquired and statements of revenues and direct expenses of the SRAM Business, in satisfaction of the filing requirements of Rule 3-05.  In addition, because the SRAM Business is a “foreign business,” as defined by Rule 1-02(1) of Regulation S-X, and the interim period between March 31, 2009 and the date of the acquisition is less than six months, no interim financial information is required to be filed in this report.

The following audited financial statements are filed as Exhibit 99.2 to this Amendment No. 1 and incorporated in their entirety herein by reference:

•      Audited Combined Statements of Assets Acquired as of March 31, 2009 and 2008;

•      Audited Combined Statements of Revenues and Direct Expenses for the fiscal years ended March 31, 2009 and 2008; and

•      Notes to Combined Statements of Assets Acquired and Revenues and Direct Expenses.

(b)  Unaudited Pro Forma Financial Information

The following unaudited pro forma condensed combined financial information is furnished as Exhibit 99.3 to this Amendment No. 1 and incorporated in its entirety herein by reference:

•      Unaudited Pro Forma Condensed Combined Balance Sheet as of June 30, 2009;

•      Unaudited Pro Forma Condensed Combined Statement of Operations for the fiscal year ended March 31, 2009; and

•      Unaudited Pro Forma Condensed Combined Statement of Operations for the three months ended June 30, 2009.

(d)  Exhibits

Exhibit No.		Description
23.1		Consent of Independent Registered Public Accounting Firm.

99.1	*	Press Release of GSI Technology, Inc. dated August 28, 2009.

99.2		Audited Combined Statements of Assets Acquired as of March 31, 2009 and 2008.

Audited Combined Statements of Revenues and Direct Expenses for the fiscal years ended March 31, 2009 and 2008.

99.3		Unaudited Pro Forma Condensed Combined Balance Sheet as of June 30, 2009.

Unaudited Pro Forma Condensed Combined Statement of Operations for the fiscal year ended March 31, 2009.

Unaudited Pro Forma Condensed Combined Statement of Operations for the three months ended June 30, 2009.

*  Previously filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 12, 2009

GSI Technology, Inc.

By:	/s/ Douglas M. Schirle
Douglas M. Schirle
Chief Financial Officer

Exhibit Index

Exhibit No.		Description
23.1		Consent of Independent Registered Public Accounting Firm.

99.1	*	Press Release of GSI Technology, Inc. dated August 28, 2009.

99.2		Audited Combined Statements of Assets Acquired as of March 31, 2009 and 2008.

Audited Combined Statements of Revenues and Direct Expenses for the fiscal years ended March 31, 2009 and 2008.

99.3		Unaudited Pro Forma Condensed Combined Balance Sheet as of June 30, 2009.

Unaudited Pro Forma Condensed Combined Statement of Operations for the fiscal year ended March 31, 2009.

Unaudited Pro Forma Condensed Combined Statement of Operations for the three months ended June 30, 2009.

*  Previously filed.